Income taxes	12 Months Ended
Dec. 31, 2017
Income taxes
Income taxes

Note 9. Income taxes

The Company applies FASB ASC topic 740, “Income Taxes” or ASC 740 which addresses the determination of whether tax benefits claimed, or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

The Company is generally subject to tax examination for a period of three years after tax returns are filed. Therefore, the statute of limitations remains open for tax years 2014 and forward. However, when a company has net operating loss carryovers, those tax years remain open until three years after the net operating losses are utilized. Therefore, the tax years remain open back to 2004.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act of 2017. The legislation significantly changes U.S. tax law by, among other things, lowering the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018.

Deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% under the Tax Cuts and Jobs Act of 2017, the Company revalued its ending net deferred tax assets at December 31, 2017 and recognized a reduction of $20.6 million in deferred tax assets with a corresponding reduction in the valuation allowance.

The significant components of deferred income tax assets and liabilities consist of the following:

	December 31,
	2017 (as adjusted)	2016 (as adjusted)
	(in thousands)
Deferred Tax Assets:
Net operating loss	$32,193	$65,532
Share-based compensation	1,340	1,562
R&D tax credit	1,696	1,792
Other reserves	1,069	1,063
Capital lease liability	563	151
State deferreds	397	5
Inventory	829	77
Other current assets	319	118
Other	3,158	2,448

Total deferred tax assets	41,564	72,748

Deferred Tax Liabilities:
Deferred Revenue	—	(1,245)
Intangible assets	(1,846)	(3,371)
Property and equipment	(747)	(124)

Total deferred tax liabilities	(2,593)	(4,740)

Valuation allowance	(38,971)	(68,008)

Net deferred tax asset (liability)	$—	$—

At December 31, 2017, and 2016, the Company has gross federal net operating loss carry-forwards of $247,493,000 and $200,170,000 and research and development credits of $2,275,000 and $2,179,000, respectively, which begin to expire in 2024. The Company has tax effected state net operating loss carry-forwards of $2,620,000 and $1,835,000 at December 31, 2017 and 2016, respectively. Utilization of the net operating loss carry-forwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. The Company has performed an analysis to determine the impact of any ownership change(s) under Section 382 of the Internal Revenue Code. Due to an ownership change in 2017, the amount of federal net operating loss that will expire unused due to the Section 382 limitation is $101,744,000. The amount of federal research and development credit that will expire unused is $350,000. The deferred tax assets and related valuation allowances for both carryforwards have been reduced accordingly.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The Company has no accrued interest related to its uncertain tax positions as they all relate to timing differences that would adjust the Company’s net operating loss carryforward and do not require recognition. As a result of these timing differences, at December 31, 2017 and December 31, 2016, the Company had gross unrecognized tax benefits related to uncertain tax positions of $7,261,000 and $5,081,000, respectively. The Company has no other tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within 12 months of the reporting date. Changes in unrecognized benefits in any given year are recorded as a component of deferred tax expense. A tabular rollforward of the Company’s gross unrecognized tax benefits is below:

	December 31,
	2017	2016
	(in thousands)
Beginning Balance	$5,081	$4,355
Increase based on tax positions taken during a current period	2,180	726

Ending Balance	$7,261	$5,081

The Company has recorded a valuation allowance of $38,971,000 at December 31, 2017 and $68,008,000 at December 31, 2016 to fully reserve its net deferred tax assets. The Company has assessed the likelihood that the deferred tax assets will be realized and determined that it is more likely than not that all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Due to the uncertainty of realizing the deferred tax asset, the Company has placed a valuation allowance against the entire deferred tax asset. The Company may not ever be able to realize the benefit of some or all of the federal and state loss carryforwards, either due to ongoing operating losses or due to ownership changes, which limit the usefulness of the loss carryforwards. The change in the valuation allowance was a decrease of $29,037,000 and an increase of $29,677,000 for the years ended December 31, 2017 and December 2016, respectively. As a result of the TCJA reduction in the U.S. corporate income tax rate, the Company reduced its deferred tax assets by $20,572,000 with a corresponding reduction in the valuation allowance.

A reconciliation of the Company’s Federal statutory tax rate of 34% to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2017	2016
U.S. Statutory Tax Rate	34%	34%
Change in Valuation Allowance	44%	(36)%
Deferred Tax Adjustments	(47)%	1%
Federal Rate Change	(31)%	—
State tax expense, net	2%	2%
Provision to Return and Other Adjustments	(2)%	(1)%

Tax Expense / (Benefit)	0%	0%

The deferred tax adjustments are primarily attributable to the amount of federal net operating loss that will expire unused due to the Section 382 limitation.